                                                                   EXHIBIT 10.42

                             TERMINATION AGREEMENT


     This Termination Agreement (the "Termination Agreement") is made effective as of June 19, 2001, (the "Effective Date") by and among HealthCentral.com, a Delaware corporation ("HealthCentral"), Invision Optical Products, a California corporation ("Invision"), and Sunglass Products of California, a California corporation ("Cable Car").


                                   BACKGROUND

    A. HealthCentral, Cable Car and Invision entered into a series of agreements in April of 2000 related to the procurement, supply, sales and distribution of eyewear products including, without limitation, reading glasses and sunglasses bearing or otherwise utilizing the "Dr. Dean Edell" name and/or likeness. Such agreements identified as follows: (a) Supply Agreement, by and between Invision and HealthCentral; (b) Procurement Support Agreement, by and between Invision and Cable Car; and (c) Sales and Distribution Agreement, by and between Cable Car and HealthCentral (collectively, the "Agreements").

    B. Pursuant to the Agreements (a) Invision obtained for and sold to HealthCentral eyewear utilizing the "Dr. Dean Edell" name (the "Products"); (b) Cable Car assisted Invision in so obtaining and selling the Products to HealthCentral; and (c) HealthCentral supplied Products to Cable Car which Cable Car sold to retail outlets. Additionally, pursuant to the Agreements, HealthCentral granted to each of Invision and Cable Car the royalty free right and license to use the "Dr. Dean Edell" trademark, name or likeness in connection with the rights and obligations of the respective party under the Supply Agreement and Sales and Distribution Agreement.

    C. Cable Car and HealthCentral are parties to the License Agreement dated the date hereof, a copy of which is attached hereto as Exhibit A (the "License
                                                       ---------
Agreement") pursuant to which HealthCentral has granted an exclusive license of the "Dr. Dean Edell" trademark, name and likeness to Cable Car in exchange for the payment of royalties on Cable Car's sales of eyewear bearing the "Dr. Dean Edell" trademark or name.

    D. The parties now desire to terminate the Agreements and to have the License Agreement set forth the rights and obligations of Cable Car and HealthCentral with respect to eyewear bearing or utilizing the "Dr. Dean Edell" trademark, name or likeness.

    NOW, THEREFORE, for full and sufficient consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

                                   AGREEMENT

    1.  Termination.  Subject to the condition precedent set forth in Section 6
        -----------
hereof and to Cable Car's payments as provided for in Section 2 below, HealthCentral, Invision and Cable Car hereby agree that the Agreements shall be terminated effective as of the Effective Date of this Termination Agreement.

    2.  Payments Owing.  Cable Car hereby agrees to pay to HealthCentral or its
        --------------
successor the amount of *** for purchase of the Products set forth on Cable Car's purchase order number 100a, dated March 31, 2001 in the following installments:

        (a)  ***
        (b)  ***
        (c)  *** and
        (d)  ***

An additional fee of *** per month will be paid by Cable Car to HealthCentral on all amounts not paid on or before the due dates. Cable Car will make such payments by wire transfer to an account to be identified by HealthCentral in advance. Cable Car agrees that time is of the essence with respect to the foregoing payment dates, and shall ensure that such payments are available in the HealthCentral account as of the respective dates set forth above.

    3.  HealthCentral to Use Best Efforts to Facilitate License Extension.
        -----------------------------------------------------------------
HealthCentral agrees that it will use its best efforts to facilitate in a timely manner an extension to the License to the Dr. Dean Edell Eyewear Brand, in conjunction with Dr. Dean Edell, and that HealthCentral will allow Cable Car to contract directly with Dr. Edell in this regard. The anticipated extension is expected to be for *** and Dr. Edell anticipates receiving in return for the license extension the greater of *** annually or *** of Cable Car's sales of the Dr. Dean Edell Eyewear products during the extension time period. Payments to Dr. Edell will be made by Cable Car quarterly within *** days of each quarter's end.

    4.  HealthCentral Representations and Warranties. HealthCentral represents
        --------------------------------------------
and warrants to Cable Car that the statements contained in this Section 4 are true and correct.

*** Material has been omitted pursuant to a request for confidential treatment.

    (a) HealthCentral has all requisite corporate power and authority to enter into this Termination Agreement and the License Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery of the Termination Agreement and the License Agreement and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of HealthCentral. The Termination Agreement and the License Agreement have been duly executed and delivered by HealthCentral. The Termination Agreement and the License Agreement constitute, assuming the due authorization, execution and delivery by the other parties hereto and thereto, the valid and binding obligations of HealthCentral, enforceable by Cable Car against HealthCentral in accordance with their respective terms, except to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general principles of equity.

    (b) The execution and delivery by HealthCentral of the Termination Agreement and the License Agreement does not, and the consummation of the transactions contemplated by the Termination Agreement and the License Agreement will not, (i) conflict with, or result in any violation or breach of any charter document of HealthCentral, (ii) result in any violation or breach of, or constitute a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which HealthCentral is a party or by which it or any of its properties or assets may be bound, or (iii) conflict or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to HealthCentral or any of its properties or assets.

    (c) None of the execution and delivery by HealthCentral of the Termination Agreement and the License Agreement or the consummation of the transactions contemplated hereby or thereby will require any consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or the consent of any other third party.

    5.  Cable Car Representations and Warranties. Cable Car represents and
        ----------------------------------------
warrants to HealthCentral that the statements contained in this Section 5 are true and correct.

    (a) Cable Car has all requisite corporate power and authority to enter into this Termination Agreement and the License Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery of the Termination Agreement and the License Agreement and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of Cable Car. The Termination Agreement and the License Agreement have been duly executed and delivered by Cable Car. The Termination Agreement and the License Agreement constitute, assuming the due authorization, execution and delivery by the other parties hereto and thereto, the valid and binding obligations of Cable Car, enforceable by HealthCentral against Cable Car in accordance with their respective terms, except to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general principles of equity.

    (b) The execution and delivery by Cable Car of the Termination Agreement and the License Agreement does not, and the consummation of the transactions contemplated by the Termination Agreement and the License Agreement will not,
(i) conflict with, or result in any violation or breach of any charter document of Cable Car, (ii) result in any violation or breach of, or constitute a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which Cable Car is a party or by which it or any of its properties or assets may be bound, or (iii) conflict or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Cable Car or any of its properties or assets.

    (c) None of the execution and delivery by Cable Car of the Termination Agreement and the License Agreement or the consummation of the transactions contemplated hereby or thereby will require any consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or the consent of any other third party.

     6.  Conditions Precedent.  HealthCentral and Cable Car shall have each
         --------------------
executed and delivered to the other the License Agreement which shall be the exclusive agreement between them with respect to the purchase of Products from HealthCentral by Cable Car, the licensing of the "Dr. Dean Edell" trademark, name and likeness by HealthCentral and the payment of royalties therefor by Cable Car.

     7.   Disclosure.  Each party agrees for itself that no statements by them
          ----------
contained in this Agreement, or any other document delivered or required to be delivered by it to any other party hereto in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

     8.  Miscellaneous.
         -------------

         (a)  Attorney Fees. The prevailing party in any legal action brought by
              -------------
one party against the other and arising out of this Termination Agreement shall be entitled, in addition to any other rights and remedies that such prevailing party may have, to reimbursement for reasonable expenses incurred by such prevailing party, including court costs and reasonable attorneys' fees.

         (b)  Counterparts. This Termination Agreement may be executed in two or
              ------------
more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

         (c)  Partial Invalidity. If any provision of this Termination
              ------------------
Agreement, is held to be invalid, then the remaining provisions shall nevertheless remain in full force and effect. The parties agree to renegotiate in good faith any term held invalid and to be bound by the mutually agreed substitute provision.

         (d)  Titles and Subtitles. The titles and subtitles used in this
              --------------------
Termination Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         (e)  Changes and Additions. This Termination Agreement, the License
              ---------------------
Agreement and the exhibits hereto and thereto, constitute the final agreement between the parties with respect to the subject matter addressed herein and therein and supersede all prior agreements and understandings, oral or written, all of which are merged herein and therein. No modification, assignment, or any future representation, promise or agreement in connection with the subject matter of the Agreement shall be binding on HealthCentral and Cable Car unless made in writing and signed by an authorized signatory of each.

         (f)  Governing Law and Jurisdiction. The Agreement shall be governed
              ------------------------------
by, and construed and interpreted in accordance with, the laws of the State of California, United States of America, without reference to conflict of laws principles. Any dispute or claim arising out of or in connection with the Agreement or the performance, breach or termination thereof, shall be finally settled in the courts located in or for Alameda County, California.

         (g)  Survival. Sections 6(d), 6(e), and 8 - 12 of the Sales and
              --------
Distribution Agreement, and Sections 5(d), 5(e) and 7 - 11 of the Supply Agreement, along with all obligations incurred prior to the termination of each of the foregoing, shall remain in full force and effect.

    IN WITNESS WHEREOF, this Termination Agreement has been executed by the parties as of the date first above written.

                                    HEALTHCENTRAL.COM, a Delaware corporation


                                    By: /s/ C. Fred Toney
                                       ----------------------
                                    Name: C. Fred Toney
                                         --------------------
                                    Title: President & CEO
                                          -------------------


                                    INVISION OPTICAL PRODUCTS, a California
                                    corporation


                                    By: /s/ Kirk E. Lyon
                                       ----------------------
                                    Name: Kirk E. Lyon
                                         --------------------
                                    Title: Secretary
                                          -------------------


                                    SUNGLASS PRODUCTS OF CALIFORNIA, a
                                    California corporation


                                    By: /s/ John T. Melin
                                       ----------------------
                                    Name: John T. Melin
                                         --------------------
                                    Title: CEO
                                          -------------------

                                   EXHIBIT A

                               LICENSE AGREEMENT



                             Filed as Exhibit 10.43